EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          I, John T. Cahill, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2005 Employee Stock Option Plan, 1997 Stock Option Plan, 2005 Non-Employee Director Stock Option Plan, Non-Employee Director Stock Option Plan, Stock Plan for Non-Employee Directors, Executive Incentive Compensation Plan, Employees Savings and Investment Plan, and Global Stock Savings Program and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of January, 2006.

/s/ John T. Cahill

Name: John T. Cahill

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          I, Jill K. Conway, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2005 Employee Stock Option Plan, 1997 Stock Option Plan, 2005 Non-Employee Director Stock Option Plan, Non-Employee Director Stock Option Plan, Stock Plan for Non-Employee Directors, Executive Incentive Compensation Plan, Employees Savings and Investment Plan, and Global Stock Savings Program and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of January, 2006.

/s/ Jill K. Conway

Name: Jill K. Conway

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          I, Ellen M. Hancock, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2005 Employee Stock Option Plan, 1997 Stock Option Plan, 2005 Non-Employee Director Stock Option Plan, Non-Employee Director Stock Option Plan, Stock Plan for Non-Employee Directors, Executive Incentive Compensation Plan, Employees Savings and Investment Plan, and Global Stock Savings Program and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of January, 2006.

/s/ Ellen M. Hancock

Name: Ellen M. Hancock

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          I, David W. Johnson, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2005 Employee Stock Option Plan, 1997 Stock Option Plan, 2005 Non-Employee Director Stock Option Plan, Non-Employee Director Stock Option Plan, Stock Plan for Non-Employee Directors, Executive Incentive Compensation Plan, Employees Savings and Investment Plan, and Global Stock Savings Program and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of January, 2006.

/s/ David W. Johnson

Name: David W. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          I, Richard J. Kogan, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2005 Employee Stock Option Plan, 1997 Stock Option Plan, 2005 Non-Employee Director Stock Option Plan, Non-Employee Director Stock Option Plan, Stock Plan for Non-Employee Directors, Executive Incentive Compensation Plan, Employees Savings and Investment Plan, and Global Stock Savings Program and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of January, 2006.

/s/ Richard J. Kogan

Name: Richard J. Kogan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

           I, Delano E. Lewis, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2005 Employee Stock Option Plan, 1997 Stock Option Plan, 2005 Non-Employee Director Stock Option Plan, Non-Employee Director Stock Option Plan, Stock Plan for Non-Employee Directors, Executive Incentive Compensation Plan, Employees Savings and Investment Plan, and Global Stock Savings Program and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of January, 2006.

/s/ Delano E. Lewis

Name: Delano E. Lewis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

           I, J. Pedro Reinhard, do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2005 Employee Stock Option Plan, 1997 Stock Option Plan, 2005 Non-Employee Director Stock Option Plan, Non-Employee Director Stock Option Plan, Stock Plan for Non-Employee Directors, Executive Incentive Compensation Plan, Employees Savings and Investment Plan, and Global Stock Savings Program and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of Attorney this 12th day of January, 2006.

/s/ J. Pedro Reinhard

Name: J. Pedro Reinhard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          I, Howard B. Wentz, Jr., do hereby make, constitute and appoint Reuben Mark, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2005 Employee Stock Option Plan, 1997 Stock Option Plan, 2005 Non-Employee Director Stock Option Plan, Non-Employee Director Stock Option Plan, Stock Plan for Non-Employee Directors, Executive Incentive Compensation Plan, Employees Savings and Investment Plan, and Global Stock Savings Program and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of Attorney this 30th day of January, 2006.

/s/ Howard B. Wentz, Jr.

Name: Howard B. Wentz, Jr.